               (FACE OF CINERGY CORP. COMMON STOCK CERTIFICATE)


COMMON STOCK                                 THIS CERTIFICATE IS TRANSFERABLE
                                                IN THE CITY OF CINCINNATI
                                               OR IN THE CITY OF NEW YORK


INCORPORATED UNDER THE LAWS                  CUSIP 172474 10 8
 OF THE STATE OF DELAWARE                    SEE REVERSE FOR CERTAIN DEFINITIONS

                                             N U M B E R

                                             S H A R E S




                                  CINERGY CORP.



This Certifies that ____________________ is the owner of _____________________.

     FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF $0.01 EACH, OF

CINERGY CORP. TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON THE SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE ISSUED AND SHALL BE HELD SUBJECT TO ALL THE PROVISIONS OF THE CERTIFICATE OF INCORPORATION OF THE CORPORATION AND ALL AMENDMENTS THERETO FILED IN THE OFFICE OF THE SECRETARY OF STATE OF DELAWARE, COPIES OF WHICH ARE ON FILE WITH THE TRANSFER AGENT, TO ALL OF WHICH THE HOLDER BY ACCEPTANCE HEREOF ASSENTS. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY A TRANSFER AGENT AND REGISTERED BY A REGISTRAR.

     WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.



DATED:                                                          CINERGY CORP.

                                                 COUNTERSIGNED:
      CHAIRMAN OF THE BOARD, PRESIDENT                      CINERGY SERVICES, INC.
        AND CHIEF EXECUTIVE OFFICER                           (Cincinnati, Ohio)
                                                 BY                                     TRANSFER AGENT

           CORPORATE SECRETARY                                                    AUTHORIZED SIGNATURE
                                                 REGISTERED:
                                                             THE FIFTH THIRD BANK,
                                                              (Cincinnati, Ohio)
                                                 BY                                          REGISTRAR

                                                                                  AUTHORIZED SIGNATURE


                                  CINERGY CORP.
                                    CORPORATE
                                      SEAL
                                      1993
                                    DELAWARE

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           (REVERSE OF CINERGY CORP. COMMON STOCK CERTIFICATE)

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between Cinergy Corp. and the Rights Agent thereunder (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of Cinergy Corp. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Cinergy Corp. will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliates or Associates thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person on by any subsequent holder, may become null and void.

                              CINERGY CORP.

Cinergy Corp. will mail to the record holder of this certificate, without charge, within five days after receipt of written request therefor, addressed to the Secretary of the Corporation, P.O. Box 900, Cincinnati, Ohio 45201, a copy of the express terms of the shares represented by this certificate and of other classes and shares which the Corporation is authorized to issue.

         The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:



         TEN COM  -  as tenants in common             UNIF GIFT MIN ACT - _________Custodian__________
                                                                           (Cust)            (Minor)
         TEN ENT  -  as tenants by the entireties                         under Uniform Gifts to Minors
                                                                          Act_________________________
         JT TEN   -  as joint tenants with right of                                  (State)
                     survivorship and not as tenants
                     in common                        UNIF TRAN MIN ACT - _________Custodian__________
                                                                           (Cust)            (Minor)
         TOD      -  transfer on death                                    under Uniform Transfers to Minors
                                                                          Act_________________________
                                                                                     (State)


         Additional abbreviations may also be used though not in the above list.

         FOR VALUE RECEIVED, ____________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO-

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
_____________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________
      (PLEASE PRINT OR TYPEWRITE NAME, ADDRESS AND ZIP CODE OF ASSIGNEE)

_______________________________________________________________________ SHARES
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT
____________________________________________________________ ATTORNEY TO
TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION, WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED __________________________
                                      X __________________________________
              NOTICE:                              (SIGNATURE)

       THE SIGNATURE(S) TO THIS
       ASSIGNMENT MUST CORRE-
       SPOND WITH THE NAME(S)
       AS WRITTEN UPON THE FACE
       OF THE CERTIFICATE IN EVERY
       PARTICULAR WITHOUT ALTER-
       ATION OR ENLARGEMENT OR ANY
       CHANGE WHATEVER.
                                      X __________________________________
                                                   (SIGNATURE)

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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN "ELIGIBLE GUARANTOR INSTITUTION" AS
DEFINED IN RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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SIGNATURE(S) GUARANTEED BY:









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